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                                                                    Exhibit 10.3

                                 ADDENDUM NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT

         THIS ADDENDUM to the Employment Agreement (the "Agreement") entered into on January 1, 2004, by and between TelePlus Inc. (the "Company") and Claude Buchert the "Employee" ("Consultant") shall modify the terms and conditions of the Agreement as follows:

         Employee " Consultant" shall have the option to receive
         Consultant/Management fees in lieu of base compensation. In this event, the Company shall not be held responsible of any applicable withholding taxes and customary deductions.

         All other provisions of the Agreement remain the same.

         IN WITNESS WHEREOF, the parties have executed this Addendum No. 1 to the Employment Agreement as of February 1, 2004, at Los Angeles, California.

COMPANY:                                                     EMPLOYEE:

TELEPLUSPLUS Inc.,
A California corporation
                                                             /s/ Claude Buchert
                                                             ------------------
                                                             Claude Buchert
By: /s/ Helene Legendre
    -------------------
Helene Legendre
Title: Executive Vice President